UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2009

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On December 22, 2009, Kite Realty Group Trust (the “Company”) and Kite Realty Group, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Raymond James & Associates, Inc. (the “Agent”), pursuant to which the Company may sell up to an aggregate sales price of $25,000,000 of its common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), through the Agent.  The Equity Distribution Agreement replaces a similar agreement that recently expired.

Sales of the Common Shares made pursuant to the Equity Distribution Agreement, if any, may be sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation directly on the New York Stock Exchange, or any other existing trading market for the Common Shares or through a market maker, or, if agreed by the Company and the Agent, by any other method permitted by law, including but not limited to in privately negotiated transactions.  The Company intends to contribute the net proceeds from these sales, if any, to the Operating Partnership.

An affiliate of the Agent acts as a lender under the Company’s unsecured revolving credit facility.  The Company intends to use the net proceeds from this offering, if any, to repay borrowings under its unsecured revolving credit facility, to repay other indebtedness and for working capital and other general corporate purposes.  The Agent, therefore, may receive a portion of the proceeds from this offering, if any, through the repayment of borrowings under the Company’s unsecured revolving credit facility.

The Company made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the Common Shares in the Equity Distribution Agreement and also agreed to indemnify the Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended. A copy of the Equity Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated December 22, 2009, by and among the Company, the Operating Partnership and the Agent

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the common shares

8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: December 22, 2009	By:	/s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated December 22, 2009, by and among the Company, the Operating Partnership and the Agent

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the common shares

8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibits 5.1 and 8.1)